BALSAM VENTURES INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

     MARCH 31, 2004
(Unaudited)
(Stated in U.S Dollars)
(Restated)

BALSAM VENTURES INC.
(A Development Stage Company)

BALANCE SHEETS
(Unaudited)
(Stated in U.S. Dollars)
(Restated – Note 6)

	MARCH 31	DECEMBER 31
	2004	2003
ASSETS
Current
Cash	$-	$23
License Agreement (Note 4)	-	-
	-	23
LIABILITIES
Current
Bank indebtedness	$9	$-
Accounts payable	75,663	51,120
Convertible Notes Payable Net Of Discount On Notes
Attributable To Beneficial Conversion Feature (Note 6)	-	-
	75,672	51,120
SHAREHOLDER’S DEFICIENCY
Share Capital
Authorized:
100,000,000 common shares, par value with $0.001 per
share
Issued and outstanding:
20,500,000 common shares at March 31, 2004 and
December 31, 2003	20,500	20,500
Additional paid-in capital	377,500	377,500
Deficit Accumulated During The Development Stage	(473,672)	(449,097)
	(75,672)	(51,097)
	$-	$23

BALSAM VENTURES INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS
(Unaudited)
(Stated in U.S. Dollars)

			INCEPTION
			AUGUST 17
	THREE MONTHS ENDED		1999 TO
	MARCH 31		MARCH 31
	2004	2003	2004

Expenses
Consulting services	$15,000	$33,000	$240,947
Domain registration	-	83	436
Professional fees	2,425	1,234	116,128
Bank charges and interest	6,475	-	13,553
Office and sundry	103	67	9,328
Regulatory	532	-	7,126
Stock transfer services	40	54	5,380
Write off of software development costs	-	-	8,675
Travel	-	-	9,099
License extension payment	-	-	63,000

Loss For The Period	24,575	34,438	$473,672

Loss Per Share	$0.01	$0.01

Weighted Average Number Of Shares
Outstanding	20,500,000	20,200,000

BALSAM VENTURES INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
(Unaudited)
(Stated in U.S. Dollars)

			INCEPTION
			AUGUST 17
	THREE MONTHS ENDED		1999 TO
	MARCH 31		MARCH 31
	2004	2003	2004

Cash Flows From Operating Activities
Net loss for the period	$(24,575)	$(34,438)	$(473,672)

Adjustments To Reconcile Net Loss To Net
Cash Used By Operating Activities
Write off of software development costs	-	-	8,675
Shares issued to extend license agreement	-	-	63,000
Change in accounts payable	18,043	34,393	62,663
	(6,532)	(45)	(339,334)

Cash Flows From Investing Activity
Software development costs	-	-	(8,675)

Cash Flows From Financing Activities
Share capital	-	-	75,000
Convertible notes	6,500	-	273,000
	6,500	-	348,000

Increase (Decrease) In Cash	(32)	(45)	(9)

Cash, Beginning Of Period	23	45	-

Cash (Bank Indebtedness), End Of Period	$(9)	$-	$(9)

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES

a)	During the year ended December 31, 2003, the Company issued 300,000 common shares with a value of $63,000 as consideration for the extension of a license agreement.

b)	During the year ended December 31, 2003, the Company settled accounts payable, in the amount of $260,000, by the issue of convertible notes (Note 6).

BALSAM VENTURES INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIENCY)

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)
(Restated – Note 6)

	COMMON STOCK
			ADDITIONAL	SHARE
			PAID-IN	SUBSCRIPTIONS
	SHARES	AMOUNT	CAPITAL	RECEIVABLE	DEFICIT	TOTAL

Shares issued for cash at
$0.001	10,000,000	$10,000	$(5,000)	$-	$-	$5,000
Shares issued for cash at
$0.01	10,000,000	10,000	40,000	-	-	50,000
Shares issued for cash at
$0.20	200,000	200	19,800	-	-	20,000
Subscriptions receivable	-	-	-	(2,500)	-	(2,500)
Net loss for the period	-	-	-	-	(2,926)	(2,926)

Balance, December 31,
1999	20,200,000	20,200	54,800	(2,500)	(2,926)	69,574

Subscriptions receivable	-	-	-	2,500	-	2,500
Net loss for the year	-	-	-	-	(31,342)	(31,342)

Balance, December 31,
2000	20,200,000	20,200	54,800	-	(34,268)	40,732

Net loss for the year	-	-	-	-	(18,989)	(18,989)

Balance, December 31,
2001	20,200,000	20,200	54,800	-	(53,257)	21,743

Balance, December 31,
2002	20,200,000	20,200	54,800	-	(216,681)	(141,681)

Beneficial conversion
feature of convertible
notes	-	-	260,000	-	-	260,000
Shares issued for license
extension payment at
$0.21	300,000	300	62,700	-	-	63,000
Net loss for the year	-	-	-	-	(232,416)	(232,416)

Balance, December 31,
2003	20,500,000	20,500	377,500	-	(449,097)	(51,097)

Net loss for the period	-	-	-	-	(24,566)	(24,566)

Balance, March 31, 2004	20,500,000	$20,500	$377,500	$-	$(473,663)	$(75,663)

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

1.	BASIS OF PRESENTATION AND OPERATIONS

Basis of Presentation

The unaudited financial statements as of March 31, 2004 included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. It is suggested that these financial statements be read in conjunction with the December 31, 2003 audited financial statements and notes thereto.

2.	NATURE OF OPERATIONS

	a)	Organization

The Company was incorporated in the State of Nevada, U.S.A., on August 17, 1999.

	b)	Development Stage Activities

i)
The Company developed a free internet website to provide a reliable source of information on immigration into the United States. The Company’s original plan was to draw users to the website and to generate revenues from advertisers interested in the demographics of the Company’s website users. The Company has not been able to generate sales of advertising or its website and, accordingly, has not generated any revenue to date.

		ii)	The Company plans to commercialize and exploit the self-chilling beverage container technology that it has acquired pursuant to the license agreement detailed in Note 3.

The Company is in the development stage, therefore, recovery of its assets is dependent upon future events, the outcome of which is indeterminable. In addition, successful completion of the Company’s development program and its transition, ultimately to the attainment of profitable operations is dependent upon obtaining adequate financing to fulfil its development activities and achieve a level of sales adequate to support its cost structure.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

2.	NATURE OF OPERATIONS (Continued)

	c)	Going Concern

Since inception, the Company has suffered recurring losses and net cash outflows from operations. The Company expects to continue to incur substantial losses to complete the development of its business. Since its inception, the Company has funded operations through common stock issuances, related party loans, and the support of creditors in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently evaluating several financing options, including a public offering of securities. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of its products under development. As a result of the foregoing, there exists substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

	a)	Development Stage Company

The Company is a developed stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

3.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

	b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

	c)	Software Development Costs

Software development costs represent capitalized costs of design, configuration, coding, installation and testing of the Company’s website up to its initial implementation. Upon implementation the asset will be amortized to expense over its estimated useful life of three years using the straight line method. Ongoing website post-implementation costs of operation, including training and application maintenance, will be charged to expense as incurred.

	d)	Impairment of Long-Lived Assets

The Company periodically evaluates potential impairments of its long-lived assets, including intangibles. When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more indicators of impairment, the Company evaluates the projected undiscounted cash flows related to the assets. If these cash flows are less than the carrying value of the assets, the Company measures the impairment using discounted cash flows or other methods of determining fair value.

Long-lived assets to be disposed of are carried at the lower of cost or fair value less estimated costs of disposal.

	e)	Foreign Currency Translation

The Company’s functional currency is the U.S. dollar. Transactions in foreign currency are translated into U.S. dollars as follows:

		i)	monetary items at the rate prevailing at the balance sheet date;

		ii)	non-monetary items at the historical exchange rate;

		iii)	revenue and expense at the average rate in effect during the applicable accounting period.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

3.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

	f)	Stock Based Compensation

The Company measures compensation cost for stock based compensation using the intrinsic value method of accounting as prescribed by A.P.B. Opinion No. 25 – “Accounting for Stock Issued to Employees”. The Company has adopted those provisions of Statement of Financial Accounting Standards No. 123 – “Accounting for Stock Based Compensation”, which require disclosure of the pro-forma effect on net earnings and earnings per share as if compensation cost had been recognized based upon the estimated fair value at the date of grant for options awarded.

	g)	Basic and Diluted Loss Per Share

In accordance with SFAS No. 128 – “Earnings Per Share”, the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At December 31, 2003, the Company has no stock equivalents that were anti- dilutive and excluded in the earnings per share computation.

4.	LICENSE

Pursuant to an exclusive license agreement, dated November 30, 2003, the Company has acquired the exclusive right and license for a period of 40 years to use, commercialize and exploit the technology for self-chilling beverage containers within the countries comprising the European Union and the Republic of China. In consideration of the grant of the exclusive license, the Company agreed to:

	a)	Issue 5,000,000 restricted common shares (not yet issued);

	b)	Pay royalties on the following basis:

		i)	a sales royalty on the sale of products equal to 2% of gross profits;

		ii)	a license royalty on revenues from sub-licensing equal to 5% of gross license revenue;

		iii)	a minimum royalty payment of $5,000 per month commencing January 15, 2006.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

5.	RELATED PARTY TRANSACTIONS

During the period ended March 31, 2004, director’s compensation totalled $Nil (2003 - $18,000).

Accounts payable includes $16,636 (2003 - $28,465) due to directors.

6.	CONVERTIBLE NOTES PAYABLE

In October 2003, the Company issued three year convertible notes aggregating $260,000 bearing interest of 10% per annum. The notes are convertible into common shares at the lesser of $0.03 per share or 50% of the average trading price of the Company’s common shares for the ten trading days prior to conversion. The Company may, at its option, elect to pay a portion of the interest by issuing common stock.

The accompanying financial statements for the period ended March 31, 2004 have been restated to correct an error in the accounting for the beneficial conversion feature on the convertible notes.

Emerging Issues Task Force Release No. 98-5 and 00-27 state that any embedded beneficial conversion features present in convertible securities should be valued separately at issuance. The embedded beneficial conversion feature should be recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. That amount should be calculated at the commitment date as the difference between the effective conversion price and the fair value of the common stock or other securities into which the security is convertible, multiplied by the number of shares into which the security is convertible. The Emerging Issues Task Force observed that in certain circumstances, the intrinsic value of the beneficial conversion feature may be greater than the proceeds allocated to the convertible instrument. In those situations, the amount of the discount assigned to the beneficial conversion feature is limited to the amount of the proceeds allocated to the convertible instrument. For convertible instruments that have a stated redemption date (such as term debt) the discount resulting from recording a beneficial conversion option should be accreted from the date of issuance to the stated redemption date of the convertible instrument. In the event of early conversion or default, the remaining discount would be recognized as interest expense during the period in which such early conversion or default occurs.

In applying the provisions of the above pronouncements, the Company recorded a discount on the convertible debentures in the amount of $260,000. This discount is being accreted to interest expense using the interest method over the life of the notes (three years).

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004
(Unaudited)
(Stated in U.S. Dollars)

6.	CONVERTIBLE NOTES PAYABLE (Continued)

As the effective interest rate, which is determined by dividing the actual interest rate on the convertible debentures by the discounted debt amount, approaches infinity, the interest expense to be recorded approximates the future cash payments. Interest expense recorded related to the accretion of the discount for the quarter ended March 31, 2004 was $Nil. The remaining discount on the convertible debentures as of March 31, 2004 was $260,000.

Interest of $13,000 on these convertible notes payable has accrued to March 31, 2004.